AUGUST 30, 2007	WASATCH HERITAGE VALUE FUND™

Wasatch Funds, Inc.

P. O. Box 2172

Milwaukee, WI 53201-2172

www.wasatchfunds.com

800.551.1700

Wasatch Funds, Inc.

PROSPECTUS

AUGUST 30, 2007

WASATCH HERITAGE VALUE FUND

This prospectus contains important information about the no-load mutual funds offered by Wasatch Funds. Before you invest, please read the prospectus carefully, paying particular attention to the risks involved. Keep the prospectus for future reference.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any statement to the contrary is a criminal offense.

SUMMARY — Investment Objectives, Principal Strategies and Principal Risks	AUGUST 30, 2007

The information on the following pages summarizes the investment objectives, principal strategies and principal risks of investing in the Fund as well as the Fund’s expenses.

The Fund’s principal investment strategies are those we believe are most likely to be important in trying to achieve the Fund’s primary investment objective.

The Fund may also employ strategies and invest in securities that are not described under principal strategies. Please see “Other Investment Strategies and Their Risks” on page 11 and the Statement of Additional Information (SAI) for a discussion of these strategies, securities and their risks.

We have provided a glossary of terms used in the prospectus that can be found on page 29. Words that are italicized within the text of the prospectus are defined in the glossary.

An investment in any Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

As with all mutual funds or investments, it is possible to lose money by investing in the Fund.

WHY WASATCH CLOSES OR RE-OPENS FUNDS

Wasatch Advisors, investment advisor to Wasatch Funds, periodically closes certain Wasatch Funds to control asset levels.

We believe that when we close the Funds we are acting in the best interests of our shareholders by preserving the integrity of the Fund’s investment strategies. Closing Funds can be an important component of portfolio management, particularly for Funds that primarily invest in smaller companies.

Wasatch has two levels of closed Funds, sometimes referred to as “soft closed” and “hard closed.” A “soft closed” fund permits existing shareholders of that Fund to make additional investments in that Fund but is closed to new investors, while a “hard closed” fund is closed to all investors subject to certain exceptions.

When the assets of a closed Fund are at a level such that we believe additional assets could be invested without impairing the Fund, Wasatch may re-open the Fund.

Wasatch Advisors also manages separate account portfolios that are similar in composition to some of the Wasatch Funds and carefully considers many business factors including aggregate assets in Funds and separate accounts when deciding to close or open Funds.

As described in more detail in the SAI, Wasatch Advisors retains the right to make investor exceptions to closed Funds.

HOW WASATCH CLOSES OR REOPENS FUNDS

Fund closings or reopenings will be posted on Wasatch Funds’ web site at www.wasatchfunds.com. The Advisor will make every effort to post information related to fund closings at least two weeks prior to the effective date of the closing. You can also request information about a Fund’s open or closed status from a shareholder services representative by calling our toll-free number at 800.551.1700.

Each change in a Fund’s status also will be filed electronically with the SEC. Please see page 32 for more information about how to view or obtain copies of documents filed with the SEC.

WASATCH HERITAGE VALUE FUND — Summary

INVESTMENT OBJECTIVE

Long-term growth of capital. Income is a secondary objective, but only when consistent with long-term growth of capital. Currently, we do not expect the Fund’s investments to generate substantial income. The Fund’s investment objectives can be changed without shareholder approval.

PRINCIPAL STRATEGIES

Value investing primarily in larger cap companies.

Under normal market conditions, we will invest the Fund’s assets typically in the equity securities of companies with market capitalizations over $3 billion at the time of purchase. We use a process of fundamental analysis to look for individual companies that we believe are temporarily undervalued but have significant potential for stock price appreciation.

Attributes we look for in larger cap value companies include a quality management team with a meaningful stake in the future of the company, the potential to improve earnings growth and the potential to generate improved financial performance.

The Fund may invest in securities issued by foreign companies.

The Fund may invest a large percentage of its assets in a few sectors.

The Fund may invest in technology and health care companies.

The Fund may participate in initial public offerings (IPOs).

PRINCIPAL RISKS

For more information, please see “Wasatch Equity Funds — Principal Risks” on page 8.

As with all mutual funds or investments, it is possible to lose money by investing in the Fund.

Management Risk is that the types of securities held by the Fund may underperform other types of securities and may not produce the intended result.

Market Risk means the prices of securities may decline significantly over short or extended periods of time.

Company Risk is that the prices of individual securities may decline due to company specific factors such as changes in profitability or investor perceptions.

Value Stocks can remain undervalued for years and may never reach what the Advisor believes is their full value, or they may even decline in value.

Technology Companies tend to be extremely competitive and rapid new developments could dramatically impact a company’s earnings growth potential. In addition, many of these companies are sensitive to global and domestic economic conditions and, for some companies, earnings growth may be tied to product cycles within their specific industries. If technology continues to advance at an accelerated rate and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles and aggressive pricing.

Health Care Companies may be subject to government regulations. They may rely on government agencies for approval of products or services or on government programs for reimbursement. The rise of managed care has put pricing pressure on health care providers.

Sector Weightings. Funds that invest a large percentage of assets in a few sectors are more vulnerable than funds that diversify among a broad range of sectors.

Foreign Securities may be less liquid and their prices may be more volatile than domestic securities. There may be less government supervision and regulation of foreign stock exchanges, brokers, custodians and listed companies than in the U.S.

Currency Risk. The U.S. dollar value of the Fund’s assets will be affected by foreign currency exchange rates and may be affected by exchange control regulations. While the Fund has the ability to hedge against fluctuations in foreign currency exchange rates, it has no present intention to do so. A risk of not hedging currencies is that if the U.S. dollar strengthens, returns from foreign markets will be less when converted into U.S. dollars.

Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in countries with emerging economies and securities markets.

Regulatory Risk. Foreign companies not publicly traded in the U.S. are not subject to accounting and financial reporting standards and requirements comparable to those U.S. companies must meet.

Foreign Tax Risk. The Fund’s income from foreign issuers may be subject to non-U.S. withholding taxes. The Fund may also be subject to taxes on trading profits or on transfers of securities in some countries.

Transaction Costs. The costs of buying and selling foreign securities including brokerage, tax and custody costs are generally higher than those for domestic transactions.

Initial Public Offerings involve risks not normally associated with offerings of more seasoned companies. Shares purchased in initial public offerings may involve higher transaction costs and may be difficult to sell at a time or price that is desirable.

Non-Diversification. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

WHO SHOULD INVEST

The Fund is best suited for long-term investors who can tolerate the greater risks and volatility that are inherent with investments in larger cap value stocks. It is not appropriate for short-term investors or those trying to time the market.

AUGUST 30, 2007

HISTORICAL PERFORMANCE

Ordinarily, this section of the prospectus contains information that would allow you to evaluate the Fund’s performance using several different measures such as yearly changes in performance, best and worst quarterly returns and average annual total returns before and after taxes compared to a relevant benchmark. However, the Wasatch Heritage Value Fund is newly formed and has no history that can be used by investors to evaluate performance.

WASATCH FUNDS — Fees and Expenses	AUGUST 30, 2007

The following tables describe the fees and expenses you may pay if you buy, sell or hold shares of the Fund.

SHAREHOLDER FEES (paid directly from your investment)

Heritage Value Fund
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee from Redemption Proceeds (on shares held two months or less)	2.00%
Exchange Fee	None
Maximum Account Fee	None
Annual IRA Maintenance Fee[1]	$12.50 per Fund
IRA Distribution Fee (per Fund)[2]	$15.00 each
Outgoing Wire Transfer Fee	$15.00 each

ANNUAL FUND OPERATING EXPENSES3 (deducted from the Fund’s assets)

	Management Fee	Distribution (12b-1) Fee	Other Expenses[3]	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses[3]	Less Contractual Fee Waiver	Net Expenses
Heritage Value Fund	0.70%	None	0.27%	—	0.97%	0.02%	0.95%

[1]	Wasatch Funds IRAs of $10,000 or more per Fund are exempt. Fee is capped at $25.00 per social security number, per account type.

[2]	Includes rollovers, direct transfers and recharacterizations. Excludes systematic withdrawal plans.

[3]

Other Expenses and Total Annual Fund Operating Expenses are based on estimated expenses for the Fund for its first full fiscal year. The Advisor has contractually agreed to reimburse the Heritage Value Fund for Total Annual Fund Operating Expenses in excess of 0.95% until at least January 31, 2008 (excluding interest, taxes, brokerage commissions, other investment related costs and extraordinary expenses in excess of such limitations). Acquired Fund Fees and Expenses are also excluded from the contractual fee waiver.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invested $10,000 in the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that the Fund’s operating expenses (as a percentage of net assets) remained the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Heritage Value Fund	$97	$307

The above example reflects contractual waivers and reimbursements through January 31, 2008.

WASATCH FUNDS — More Information	AUGUST 30, 2007

INVESTMENT PROCESS

Securities for the Fund are recommended by an experienced in-house research team. The Fund’s portfolio manager seeks to ensure that investments are compatible with the Fund’s investment objective and strategies.

The research team uses “bottom-up” fundamental analysis to identify companies that they believe have outstanding investment potential. The research process includes prescreening potential investments using databases and industry contacts, analyzing annual reports and financial statements, making onsite visits, meeting with top management, evaluating the competitive environment, looking at distribution channels and identifying areas of potential growth.

SELLING SECURITIES

Decisions to sell securities are based on the best judgment of the Fund’s portfolio managers in a continuing effort to enhance long-term performance. In general, we are likely to sell a security when:

•	The rationale we used to buy the security is no longer valid.
•	The security becomes overpriced.
•	We believe another security has better investment potential.

WASATCH HERITAGE VALUE FUND — MORE INFORMATION	AUGUST 30, 2007

Portfolio Managers

The Heritage Value Fund is managed by a research team, led by Brian Bythrow, CFA.

INVESTMENT OBJECTIVE

The primary investment objective of the Heritage Value Fund is long-term growth of capital. We also seek income as a secondary objective, but only when consistent with long-term growth of capital. Currently, we do not expect the Fund’s investments to generate substantial income. The Fund’s investment objectives can be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions:

•	Under normal market conditions, we will invest the Fund’s assets typically in the equity securities of companies with market capitalizations over $3 billion at the time of purchase.
•	Look for companies whose securities, in our opinion, are temporarily undervalued but have significant potential for appreciation.
•	The Fund may invest in securities issued by foreign companies.
•	The Fund may invest a large percentage of its assets in a few sectors.
•	The Fund may invest in technology and health care companies.
•	The Fund may participate in initial public offerings (IPOs).

BUYING SECURITIES

We typically focus on analyzing companies we believe have low valuations or depressed securities prices. The research team analyzes companies to determine if they have positive characteristics that could lead to price appreciation.

What we look for in value investments may include:

•	Low stock valuations in the form of a low price-to-earnings ratio (P/E), price-to-sales, or price-to-book.
•	New products or services that may increase revenue growth and market share.
•	Potential for improved earnings growth.
•	A quality management team with substantial ownership interest.
•	Temporarily out of favor with Wall Street.

Our stocks will generally fall into one of these four categories at time of purchase:

•	Deep Value — Very low valuation relative to history, but business has been stabilized.
•	Value Momentum — Relatively cheap valuation to history, but catalyst for future growth has been identified.
•	Fallen Angel — Growth companies that have hit a temporary bump and therefore have an appealing valuation relative to their long-term growth potential.
•	Special Situations — Spinoffs, post bankruptcies, companies undergoing financial restructuring, etc.

RISKS OF PRINCIPAL STRATEGIES

See “Wasatch Equity Funds — Principal Risks” on page 8.

OTHER INVESTMENT STRATEGIES

The Fund may use other investment strategies in addition to its principal strategies. For information about the more significant of these strategies and their risks see “Other Investment Strategies and Their Risks” on page 11. The SAI also contains information about investment strategies and risks.

WASATCH FUNDS — Principal Risks

The following discussion is intended to help you better understand the risks associated with the Wasatch Funds’ principal investment strategies. It is designed to make you aware of factors that have the potential to adversely affect a Fund’s share price and its total return. Please read this section carefully.

MAIN RISK

The main risk to you as a shareholder is that it is possible to lose money by investing in the Fund.

MANAGEMENT RISK

The types of securities held by the Fund may underperform other types of securities and may fail to produce the intended result. There can be no assurance that the Fund will achieve its investment objectives. Some policies of the Fund cannot be changed without a shareholder vote. These are described in the SAI.

MARKET RISK

The prices of securities may decline significantly over short or extended periods of time. Price changes may affect markets worldwide, or only foreign or domestic markets, or only certain types of securities such as growth or value stocks, or only a particular company, industry, or sector of the market.

COMPANY RISK

Individual securities can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investors’ perceptions regarding a company.

SMALL COMPANIES

The Fund may also invest in small cap companies but does not expect to have significant exposure in this sector. Small companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, the frequency and volume of trading in their stocks may be substantially less than that typical of larger companies. Therefore, the prices of small company stocks may be subject to wider and more erratic fluctuations.

The spread between the bid and asked prices of small company stocks may be wider than the spread for more actively traded securities. As a result, if a small company stock is sold shortly after purchase, a loss may be incurred by the Fund solely due to the size of the bid-asked spread. Large sales of small company stocks may require selling them at a discount from quoted prices and/or making a series of small sales over a period of time.

Small company stocks are often traded over-the-counter and may not have the trading volume typical of stocks traded on a national securities exchange. The values of their shares may move independently of the values of shares of large companies or of general stock market indexes such as the Dow Jones Industrial Average or the S&P 500® Index.

RISKS OF GROWTH STOCKS

While the Fund follows a value investing strategy, such Fund may also to a lesser extent invest in growth companies. Growth stocks typically trade at higher price-to-earnings ratios (P/Es) than other stocks. Therefore, their prices may be more sensitive to changes in current or expected earnings than the prices of other stocks. If the Advisor’s assessment of a company’s earnings growth prospects is wrong, or if the Advisor’s judgment about how other investors will value a company’s earnings growth is wrong, then the company’s stock may fail to achieve the expected price appreciation.

RISKS OF VALUE STOCKS

The Fund invests in “value stocks.” These stocks appear to the Advisor to be temporarily undervalued. Value stocks can remain undervalued for years. There is a risk that a value stock may never reach what the Advisor believes is its full value, or it may even decline in value.

HIGH GROWTH COMPANIES

While the Fund follows a value investing strategy, such Fund to a lesser extent may also invest in high growth companies. We define high growth companies as those that are increasing earnings at a rate that is significantly faster than the average company. Companies growing this aggressively often have high price-to-earnings ratios (P/Es) and are considered more risky because the challenge to meet growth expectations is greater. The stock prices of high growth companies are more volatile than the prices of other common stocks.

SECTOR WEIGHTINGS

The Fund does not limit its investments to specific sectors. However, the Fund’s approach to investing is to analyze the investment potential of individual companies. This may at times lead to a large percentage of the Fund’s assets being invested in certain sectors.

Investments in companies within the same sectors will often react similarly to certain market or economic pressures.

Funds that invest a large percentage of their assets in a few sectors or similar types of companies are more vulnerable to the price movements of a single security or small group of securities than funds that diversify their investments among a broad range of sectors and types of companies.

TECHNOLOGY COMPANIES

The Fund may invest in companies that could be broadly classified as being in the technology sector. Investments may include companies in the computer software, computer systems and components, semiconductor, electronics, communications and chemical industries as well as medical

AUGUST 30, 2007

technology companies in the biotechnology, pharmaceutical and medical products industries.

In general, these companies operate in an extremely competitive environment where rapid new developments could have a dramatic impact on a company’s earnings growth potential. In addition, many of these companies are sensitive to global and domestic economic conditions and, for some companies, earnings growth may be tied to product cycles within their specific industries. If technology continues to advance at an accelerated rate and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles and aggressive pricing.

The Fund’s investments in medical technology companies are subject to many of the same risks as other technology companies. In addition, certain companies such as pharmaceutical, biotechnology and medical device companies rely on government agencies such as the Food & Drug Administration (FDA) for approval of their products and services before they can be brought to market.

The financial success of certain medical products and services may depend on approval for reimbursement from government programs such as Medicare. In addition, many medical technology companies are subject to government regulations. The rise of managed health care has resulted in increased price pressure throughout the industry.

Products and services of medical technology companies may become rapidly obsolete due to technological and scientific advances.

HEALTH CARE COMPANIES

The Fund may invest in companies that could be broadly classified as being in the health care sector. These investments may include health care providers, health care service companies, and pharmaceutical and medical products companies.

Many health care companies are subject to government regulations and rely on government programs such as Medicare for reimbursement. In addition, the rise of managed care has put pricing pressure on many health care providers. Certain companies such as pharmaceutical companies rely on government agencies for approval of their products and services. Many products and services in the health care industry may become rapidly obsolete due to technological and scientific advances.

RISKS OF FOREIGN SECURITIES

Investments in foreign companies involve certain risks not typically associated with investments in U.S. companies. The Fund may invest up to 30% of its total assets at the time of purchase in securities issued by foreign companies. (Securities issued by companies incorporated outside the United States, but whose securities are publicly traded in the United States, either directly or through American Depositary Receipts, are not defined as “Foreign Companies” and are not, therefore, subject to these limitations.)

Foreign Market Risk. Foreign securities markets may be less liquid and their prices may be more volatile than domestic markets. There also may be less government supervision and regulation of foreign stock exchanges, brokers, custodians and listed companies than in the U.S. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

Currency Risk. The U.S. dollar value of the Fund’s assets will be affected by foreign currency exchange rates and may be affected by exchange control regulations. A change in the value of any foreign currency will change the U.S. dollar value of a Fund’s assets that are denominated or traded in that country. In addition, a Fund may incur costs in connection with conversions between various currencies.

Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in countries with emerging economies and securities markets, which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, impose additional withholding taxes on dividends or interest income payable on securities, impose exchange controls or adopt other restrictions that could affect the Fund’s investments.

Regulatory Risk. Foreign companies that are not publicly traded in the U.S. are not subject to accounting and financial reporting standards and requirements comparable to those U.S. companies must meet. In addition, there may be less information publicly available about such companies.

Foreign Tax Risk. The Fund’s income from foreign issuers may be subject to non-U.S. withholding taxes. The Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by the Fund, shareholders may be entitled to a credit or deduction for U.S. tax purposes.

Transaction Costs. The costs of buying and selling foreign securities including brokerage, tax and custody costs are generally higher than those for domestic transactions.

INITIAL PUBLIC OFFERINGS (IPOS)

The Fund may invest in IPOs but this is not considered a principal strategy of the Fund.

Most IPOs involve a higher degree of risk not normally associated with the offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

Shares purchased in IPOs may involve higher transaction costs and may be difficult to sell at a time or price that is desirable.

IPOs may be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

The effect of IPOs on the Fund’s performance depends on a variety of factors, including the number of IPOs the Fund

WASATCH FUNDS — Principal Risks	AUGUST 30, 2007

invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As the Fund’s asset base increases, IPOs often have a diminished effect on such Fund’s performance.

NON-DIVERSIFICATION RISK

The Fund is non-diversified.

Being non-diversified means the Fund can invest a larger portion of its assets in the securities of a limited number of companies than a diversified fund. Funds that invest in the securities of a few companies have more exposure to the price movements of a single security or small group of securities than funds that diversify their investments among many companies.

WASATCH FUNDS — Other Investment Strategies and Their Risks	AUGUST 30, 2007

CASH/TEMPORARY DEFENSIVE POSITIONS

If the research team is unable to locate attractive investment opportunities, or when we consider market, economic or political conditions to be unfavorable for profitable investing, we may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies.

For example, we may temporarily increase the Fund’s cash position, invest a larger portion of its assets in money market instruments or repurchase agreements. We reserve the right to invest all of the Fund’s assets in temporary defensive positions.

When the Fund takes temporary defensive positions by increasing its holdings in cash, money market instruments or repurchase agreements, it may not participate in stock market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks. In addition, the Fund may not achieve its investment objective.

CURRENCY HEDGING

The Fund may use currency hedging techniques including forward foreign currency exchange contracts to manage currency risk.

If such currency hedging techniques are used, the goal of using these techniques will be to benefit the Fund’s performance. However, using these techniques could be detrimental to performance if the Advisor incorrectly judges the direction of exchange rates. More information about currency hedging techniques and forward foreign currency exchange contracts can be found in the SAI.

While the Fund has the ability to hedge against fluctuations in foreign currency exchange rates, they have no present intention to do so. A risk of not hedging currencies is that if the U.S. dollar strengthens, returns from foreign markets will be less when converted into U.S. dollars.

EARLY STAGE COMPANIES

The Fund may also invest in early stage companies but does not expect to have significant exposure in this sector. These companies are subject to the risks listed above for small companies. In addition, they may not be profitable now and there is no guarantee that they will become profitable or be able to obtain necessary financing. They may rely on untested business plans. They may not be successful in developing markets for their products and services. They may remain an insignificant part of their industry. They may be illiquid or they may not be publicly traded. Investments in early stage companies tend to be more volatile and somewhat more speculative than investments in more established companies.

EMERGING MARKETS

The Fund, may invest in companies that are based in, or do a significant amount of business in, countries with emerging economies and securities markets. Investments in emerging markets are subject to the same risks as other foreign securities and may be subject to greater risks than investments in foreign countries with more established economies and securities markets. Risks of investing in these countries may include political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties who fail to complete transactions, greater potential for government seizure of assets or nationalization of companies.

ILLIQUID SECURITIES

The Fund may invest up to 15% of its net assets in illiquid securities, including “restricted” securities and private placements for which there is no public market value. The fair value of these securities will be determined in accordance with Board-approved Pricing Policies and Procedures by the Pricing Committee of the Advisor (“Pricing Committee”) with oversight by the Board of Directors. Given the inherent uncertainties of determining fair market value, there can be no assurance that the value the Pricing Committee places on a security will be appropriate in terms of how the security may be ultimately valued on the public market. These securities may never be publicly traded and the Fund may not be able to liquidate positions in these securities.

THINLY TRADED SECURITIES

The Fund also may invest in securities that are less liquid than the securities of large established companies. These less liquid securities may include the securities of smaller U.S. companies, convertible securities, foreign securities and emerging markets securities. The Fund and private accounts managed by the Advisor collectively may hold significant amounts of the outstanding shares of certain issuers. The Fund may experience a loss if it is unable to sell a security at a time and price that would be most beneficial.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Fund may invest in other investment companies to the extent permitted by the 1940 Act, rules and regulations thereunder and any exemptive relief granted by the SEC pursuant to which the Fund can rely. The returns of the Fund’s investments in other investment companies will be reduced by its operating expenses. Please see the SAI for more information about the risks of investing in other investment companies.

The Fund may invest in ETFs but this is not considered a principal strategy of the Fund. These companies are investment companies the shares of which are bought and sold on a securities exchange. Shares of ETFs are redeemable only in large aggregations of a specified number of shares and generally on an in-kind basis. When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. The risk of owning an ETF generally reflects the risks of the underlying securities that ETF is designed to track. Lack of liquidity in an ETF could result in the ETF being more volatile than the underlying

WASATCH FUNDS — Other Investment Strategies and Their Risks

portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

LEVERAGING

Borrowing to purchase securities is known as leveraging. The Fund may borrow from banks for temporary or emergency purposes, clearing transactions or to invest. Leveraging increases the effect of changes in the market value of the Fund’s portfolio. Leveraging may expose the Fund to greater risk and increased costs. Interest paid on borrowed funds may have the effect of lowering the Fund’s return. In addition, a Fund may have to sell securities it would normally keep in order to make interest payments. The Fund does not expect its borrowings to exceed 10% of its net assets.

MICRO CAP COMPANIES

The Fund may also invest in micro cap companies but does not expect to have significant exposure in this sector. We define micro cap companies as those with market capitalizations of less than $1 billion at the time of purchase. Micro cap companies may be more sensitive to, and their share prices may be more affected by, the risks for small companies mentioned above.

OPTIONS AND FUTURES CONTRACTS

To a limited extent, the Fund may use derivatives such as options and futures contracts to hedge against certain risks like adverse movements in securities prices. The Fund may also use options and futures contracts for non-hedging purposes such as seeking to enhance returns.

The goal of using options and futures contracts will be to benefit the Fund. However, using options and futures contracts could hurt the Fund’s performance if the Advisor incorrectly judges the direction of securities prices. More information about the risks associated with using options and futures contracts can be found in the SAI.

OVERLAP OF HOLDINGS

The Funds may invest in many of the same companies. Investing in multiple Wasatch Funds might not provide meaningful diversification for a shareholder’s investment portfolio.

PORTFOLIO TURNOVER

The Fund generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may result from liquidity needs, securities having reached a price or yield objective, or by reason of economic or other developments not foreseen at the time of the initial investment decision. Changes are made in the Fund’s portfolio whenever the Fund’s portfolio manager(s) believe such changes are desirable. Portfolio turnover rates are generally not a factor in making decisions to buy or sell securities.

To a lesser extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains.

SCIENCE COMPANIES

The Fund may also invest in science companies. Science companies may be affected by the same risks mentioned above for technology and health care companies.

SHORT SALES

To a limited extent, the Fund may make short sales of securities listed on one or more U.S. or foreign securities exchanges or on Nasdaq or EASDAQ. A short sale means the Fund sells a security it does not own in anticipation of a decline in the security’s price. The Fund must borrow the security to deliver to the buyer upon the short sale. The Fund is then obligated to replace the borrowed security by purchasing it at a later date. The Fund will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced. The Fund will not engage in short sales when these transactions would cause the market value of all of the Fund’s securities sold short to exceed 15% of its net assets. Short sales may reduce the Fund’s returns or increase volatility.

NON-INVESTMENT GRADE SECURITIES

The Fund may invest up to 10% of its total assets in non-investment grade securities. Such securities may include high-yield (junk) bonds, convertible bonds, preferred stocks and convertible preferred stocks. The Advisor believes that having the flexibility to invest in these types of securities may be beneficial to the Fund under certain conditions. However, non-investment grade securities generally are riskier and have more volatile prices than investment grade securities. The terms “investment grade” and “non-investment grade” refer to the credit quality of fixed income securities as established by a recognized rating agency, such as Standard & Poor’s or Moody’s Investors Service, Inc. In selecting securities for the Fund, the Advisor will not rely solely on ratings assigned by ratings agencies, but may perform independent investment analysis to evaluate an issuer’s creditworthiness. In such instance, the Advisor would consider a variety of factors, including the issuer’s experience and managerial strength, sensitivity to economic conditions and current and expected financial condition. Additional risks associated with investments in non-investment grade securities are described in the SAI.

CREDIT RISK

To the extent that the Fund invests in debt securities, it also will be subject to this risk. Credit risk is the risk that the issuer of a debt security will fail to make interest payments and repay the principal amount borrowed. Generally the lower a security’s credit rating, the greater chance that the issuer will be unable to make such payments when due.

INTEREST RATE RISK

To the extent that the Fund invests in fixed income securities, it also will be subject to this risk. If interest rates rise, the value of the Fund’s investments in fixed income securities generally will decline. Even though some interest-bearing securities offer a stable stream of income, their prices will fluctuate with changes in interest rates. Fixed income securities with long-term maturities are more sensitive to changes in market interest rates and may be subject to greater volatility than fixed income securities with intermediate or short-term maturities. Rising interest rates generally cause yields to rise. Rising yields imply that the prices of fixed income securities and stocks, particularly those that pay dividends, will decline.

CONVERTIBLE SECURITIES

The Fund may invest in convertible securities. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than other equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. The market value of convertible securities tends to decline as interest rates increase. If, however, the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. In such a case, a convertible security may lose much or all of its value if the value of the underlying common stock then falls below the conversion price of the security. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly based on its fixed income characteristics, and thus, may not necessarily decline in price as much as the underlying common stock. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and price that is unfavorable to the Fund.

AUGUST 30, 2007

WASATCH FUNDS — Management

The investment advisor for Wasatch Funds is Wasatch Advisors, Inc. The Advisor and Wasatch Funds are located at 150 Social Hall Avenue, 4th Floor, Salt Lake City, Utah 84111. The Advisor has been in the investment advisory business since 1975. As of June 30, 2007, the Advisor had approximately $9.2 billion in assets under management.

The Advisor is responsible for investing Wasatch Funds’ assets, placing orders to buy and sell securities and negotiating brokerage commissions on portfolio transactions. In addition, the Advisor provides certain administrative services and manages the Funds’ business affairs.

MANAGEMENT FEES AND EXPENSE LIMITATIONS

The Fund pays the Advisor a monthly management fee that is a percentage of the Fund’s average daily net assets. More detailed information about the Advisor’s investment advisory and service contracts with Wasatch Funds can be found in the SAI. A discussion regarding the basis for the Board of Directors’ approval of the Advisory and Service Contract with respect to the Fund will be included in the annual report dated September 30, 2007.

The Advisor has contractually agreed to limit the expenses of the Fund at least through January 31, 2008, to a certain percentage of average net assets computed on a daily basis. Expense limits are shown in the following chart. The Advisor will pay all expenses, excluding interest, taxes, brokerage commissions, other investment related costs and extraordinary expenses, in excess of such limitations. The Advisor may rescind these contractual limitations on expenses any time after January 31, 2008.

Wasatch Fund	Annual Management Fees, Net of Reimbursements	Expense Limitations
Heritage Value Fund	0.70%	0.95%

PORTFOLIO MANAGEMENT

The Wasatch research team consists of the Chief Investment Officer, 18 portfolio managers and 19 securities analysts. All Wasatch Funds are managed using a team approach. The portfolio manager is responsible for making investment decisions for the Fund in accordance with the Fund’s investment objective and strategies. The research team is responsible for analyzing securities and making investment recommendations.

The Fund is managed using a team approach. Certain members of the research team shown below are responsible for making investment decisions for the Fund. The individual listed in the table is primarily responsible for the day-to-day management of the Fund.

Name of Fund	Lead Portfolio Manager
Heritage Value Fund	Brian Bythrow, CFA

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

CHIEF INVESTMENT OFFICER

Samuel S. Stewart, Jr., PhD, CFA has served as President of Wasatch Funds since 1986, Chairman of the Board from 1986 through 2004 and Chairman of the Board of the Advisor since 1975. He has been the lead portfolio manager on the research team for the Wasatch Strategic Income Fund since February 2006. Dr. Stewart earned a Bachelor of Science in Business Administration from Northwestern University. He went on to earn a Master of Business Administration and a Doctorate in finance from Stanford University. From 1975 through 2000, Dr. Stewart served as a professor of finance at the University of Utah.

LEAD PORTFOLIO MANAGER

Brian Bythrow, CFA has been a portfolio manager for the Wasatch Micro Cap Value Fund since 2003. He is the lead portfolio manager of the Heritage Value Fund since its inception. He joined the Advisor in 2003. Since 1998 and prior to joining the Advisor, Mr. Bythrow was the portfolio manager for the Monogram Special Equity Fund. He earned a Master of Business Administration from California State University in Sacramento and a Bachelor of Science in Social Sciences from the United States Air Force Academy.

AUGUST 30, 2007

SERVICE PROVIDERS

Investment Advisor

Wasatch Advisors, Inc.

150 Social Hall Avenue, 4th Floor

Salt Lake City, UT 84111

Administrator and Fund Accountant

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Distributor

ALPS Distributors, Inc.

1625 Broadway, Suite 2200

Denver, CO 80202

Transfer Agent

UMB Fund Services, Inc.

803 West Michigan Street, Suite A

Milwaukee, WI 53233-2301

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Legal Counsel to Wasatch Funds and Independent Directors

Chapman and Cutler, LLP

111 West Monroe Street

Chicago, IL 60603

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway, 10th Floor

Kansas City, MO 64105

WASATCH FUNDS — Shareholder’s Guide

INVESTMENT MINIMUMS

New Accounts	$2,000

New Accounts with an Automatic Investment Plan	$1,000

Individual Retirement Accounts (IRAs)	$1,000

Coverdell Education Savings Accounts	$1,000

Make checks payable to Wasatch Funds

HOW TO CONTACT WASATCH

ONLINE

www.wasatchfunds.com

or via e-mail at

shareholderservice@wasatchfunds.com

TELEPHONE

800.551.1700

Shareholder services representatives are available Monday through Friday 7:00 a.m. to 7:00 p.m. Central Time. You can also reach our automated system 24 hours a day for daily share prices and account information.

MAIL

REGULAR MAIL DELIVERY

Wasatch Funds

P.O. Box 2172

Milwaukee, WI 53201-2172

OVERNIGHT DELIVERY

Wasatch Funds

803 West Michigan Street, Suite A

Milwaukee, WI 53233-2301

OPEN A NEW ACCOUNT

For policies governing the following transactions and services, please see “Account Policies” on page 18.

New accounts are subject to acceptance by Wasatch Funds. To open a retirement or education savings account, you will also need the appropriate information kit and application.

ONLINE

Visit Wasatch Funds’ web site, complete and electronically submit the online application. You may also sign up to invest automatically by filling out the Account Privileges Change Form.

Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions.

TELEPHONE

Complete the appropriate application and call for instructions on how to open an account via wire.

MAIL

Complete the application for the type of account you are opening. Mail the application, any other materials (such as a corporate resolution for corporate accounts) and a check.

AUGUST 30, 2007

PURCHASE SHARES FOR AN EXISTING ACCOUNT

ONLINE

If you have previously established bank information, you may add to your account in amounts of $100 or more.

TELEPHONE

You may add to your account via electronic funds transfer in amounts of $100 up to $50,000 ($100,000 for corporate accounts). If an electronic funds transfer cannot be processed for any reason, your account will be charged a service fee (currently $20.00).

MAIL

Complete the additional investment form from your statement or write a note that includes the name of the account and the account number. Mail the form or note and a check.

WIRE

Have your bank send your investment to:

•	UMB Bank, N.A.
•	ABA Number 101000695

For credit to Wasatch Funds

•	Account Number 987-060-9800

For further credit to:

•	Wasatch (name of Fund)
•	Your Wasatch account number
•	Name(s) of investor(s)
•	Social security or tax ID number

AUTOMATICALLY

Automatic Investment Plan (AIP) — Complete and mail the Account Privileges Change Form and any other required materials. The Form can be obtained from our web site or by calling a shareholder services representative.

The minimum for subsequent automatic investments is $50 per month or $100 per quarter.

SELL (REDEEM) SHARES

GENERAL

•	Redemption requests for over $50,000 ($100,000 for corporate accounts) must be made in writing (a Medallion signature guarantee is required).
•	Checks will be mailed to the address on your account.
•	Redemption requests made within 30 days of an address change must be made in writing and require a Medallion signature guarantee.

ONLINE

You may sell shares in amounts of $500 up to $50,000.

TELEPHONE

You may sell shares in your account in amounts of $500 up to $50,000 ($100,000 for corporate accounts) by calling Wasatch Funds if you did not decline the telephone redemption privilege when establishing your account.

MAIL

Send Wasatch Funds a letter that includes:

•	Your name
•	The Fund(s) name
•	Your account number(s)
•	The dollar amount or number of shares to be redeemed
•	Your daytime telephone number
•	Signature(s) of account owners (sign exactly as the account is registered)
•	Medallion signature guarantee (if required)

For IRA accounts, please obtain an IRA Distribution Form from our web site or by calling a shareholder services representative. If no withholding instructions are given, Wasatch Funds is required to withhold 10%.

AUTOMATICALLY

Systematic Withdrawal Plan — Complete and mail the Account Privileges Change Form and any other required materials. The Form can be obtained from our web site or by calling a shareholder services representative.

This plan allows you to make monthly, quarterly, semiannual or annual redemptions of $50 or more.

WASATCH FUNDS — Account Policies

POLICIES TO PREVENT MARKET TIMING

Short-term trading or “market timing” involves frequent purchases and redemptions of fund shares and may present risks for long-term shareholders of the fund including among other things, dilution in the value of fund shares held by long-term shareholders, interference in the efficient management of the fund’s portfolio, increased brokerage and administrative costs and forcing the fund to hold excess levels of cash. One form of market timing is called “time zone arbitrage.” This occurs when shareholders of a Fund that primarily invests in securities that are listed on foreign exchanges take advantage of time zone differences between the close of foreign markets on which the Fund’s securities trade and the close of the U.S. markets, which is when the Fund’s share prices are calculated. Arbitrage opportunities may also occur in a Fund that does not invest in foreign securities. For example, if trading in a security held by the Fund is halted and does not resume prior to the time the Fund’s share price is calculated, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, a Fund that holds thinly-traded securities, such as certain micro- or small-capitalization securities, may be exposed to varying levels of pricing arbitrage.

The Fund is intended as a long-term investment. Therefore, the Fund’s Board of Directors has adopted policies and procedures designed to prohibit short-term trading, excessive exchanges and other market timing activities. Steps the Fund has taken include: periodically reviewing individual shareholder trading activity to identify shareholders who are making excessive transactions or otherwise trading the Fund inappropriately, imposing a 2.00% redemption fee on shares held two months or less (subject to certain exceptions) and revising or terminating the exchange privilege, limiting the amount of any exchange, or rejecting an exchange, at any time, for any reason.

The redemption fee may be waived for omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee and certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans).

The redemption fee may be waived by the Fund’s officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board of Directors’ policies and procedures to prevent market timing are designed to mitigate. All waivers provided by the Fund’s officers will be disclosed to the Fund’s Board of Directors at its next regularly scheduled quarterly meeting.

The Fund cannot always know about or reasonably detect excessive trading by shareholders who purchase shares of the Fund through financial intermediaries. Intermediaries generally maintain omnibus accounts with the Fund, which do not allow access to individual shareholders’ account information. In compliance with federal securities laws, the Fund will be executing agreements with intermediaries that obligate them to provide certain shareholder data so the Fund may be able to detect excessive trading and market timing by underlying shareholders. Shareholders who have purchased the Fund through financial intermediaries that do not execute the new information sharing agreements may be restricted from purchasing additional shares of the Fund (other than an automatic reinvestment of dividends) through an omnibus account with such financial intermediary.

REQUIRED INFORMATION

Federal regulations may require the Fund to obtain your name, your date of birth, your residential address or principal place of business and mailing address as well as your taxpayer identification number at the time you open your account. Applications without this information may not be accepted. To the extent permitted by law, the Fund reserves the right to place limits on transactions in your account until your identity is verified.

INVESTMENT MINIMUMS

•	If you purchase shares directly from the Fund, the minimum initial investment for a regular account is $2,000 unless otherwise noted on the application.
•	The minimum initial investment for Individual Retirement Accounts (IRAs), Education Savings Accounts and regular accounts opened with an automatic investment plan is $1,000.
•

Other than the reinvestment of dividends and capital gains, the minimum for subsequent purchases in regular and IRA accounts is $100. The minimum for subsequent purchases via the automatic investment plan is $50 monthly or $100 quarterly.

•	The Fund reserves the right to waive or lower investment minimums for any reason.
•	Accounts opened through third parties such as brokers or banks may be subject to different minimums for initial and subsequent purchases.

TYPES OF REGULAR ACCOUNTS

•	Individual or Joint Ownership
•	Gift to Minor
•	Corporation, Partnership, Trust or Other Entity

TYPES OF INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)

•	Traditional IRA
•	Rollover IRA
•	Roth IRA
•	SEP-IRA
•	SIMPLE IRA
•	Section 403(b)(7) Plan

TYPES OF EDUCATION SAVINGS PLANS

•	Coverdell Education Savings Account

PREMIER SERVICES

Shareholders who purchase shares directly through Wasatch Funds and maintain a combined balance in their accounts of more than $250,000 for three consecutive months may qualify for additional benefits as a member of Wasatch Premier Services. These benefits include:

•	Priority e-mail notification of new and reopened Funds.
•	Written quarterly comments from Wasatch portfolio managers.

AUGUST 30, 2007

•	Option to receive monthly statements.
•	Exemptions for outgoing wire and IRA fees.
•	Access to a personal relationship manager.
•	Shareholders with account balances greater than $500,000 receive detailed quarterly investment reports.
•	Accounts that drop below the $250,000 minimum due to shareholder redemptions will no longer be eligible for Premier Services.
•	The Fund reserves the right to modify Premier Services eligibility requirements, benefits or services at any time.

NO CANCELLATIONS

Please place your transactions with care. The Fund will not cancel any transaction once it has been initiated and, if applicable, a reference or confirmation number has been assigned.

PURCHASING SHARES

•	There are no sales charges to purchase shares of the Fund.
•	The purchase price of your shares will be determined the next time the Fund’s share price is calculated after the transfer agent receives your request in good order.
•	Purchases must be made in U.S. dollars.
•	The Fund does not accept cash, money orders, third party checks, travelers checks, credit card checks, checks drawn on banks outside the U.S. or other checks deemed to be high risk.
•

The Fund reserves the right to stop selling shares at any time or to reject specific purchase requests, including purchases by exchange from another Wasatch Fund or the Northern U.S. Government Money Market Fund (Money Market Fund).

•

Purchase requests sent to Wasatch Funds’ headquarters in Salt Lake City will be forwarded to the transfer agent in Milwaukee, but the effective date of the purchase will be delayed until the request is received in good order by the transfer agent.

•	Purchase requests made by telephone will only be accepted for accounts that have provided bank information to allow electronic funds transfer from the Automated Clearing House (ACH).
•

When you make an initial purchase of shares online, the purchase amount will be withdrawn from your bank after the transfer agent receives your online application in good order. You will receive a reference number for your transaction when you submit your application or subsequent purchase. A verification of your request will also be sent to your e-mail address and we will mail a transaction confirmation to you when we have processed your online application. Please double check that the bank information you provide is correct. You will be held liable for losses incurred by the Fund due to incorrect bank information.

•	A $20 fee will be assessed if your online purchase cannot be made for any reason. See also “Insufficient Funds Policy” on page 23.

SELLING (REDEEMING) SHARES

•	You may request that the Fund redeem all or a portion of your shares.
•	The price of shares you redeem will be determined the next time the Fund’s share price is calculated after the transfer agent receives your request in good order.
•

Most new accounts automatically have the telephone redemption privilege, unless it is specifically declined. Some accounts such as corporate accounts do not receive the redemption privilege unless they complete and return the Redemption and Exchange Privileges Form.

•	You may redeem shares in your account in amounts of $500 up to $50,000 ($100,000 for corporate accounts) online or by telephone.
•	Redemption requests for over $50,000 ($100,000 for corporate accounts) must be made in writing and a Medallion signature guarantee is required.
•	The Fund does not accept redemption requests made via fax.
•	The Fund will mail a check to the address on your account within seven days after the transfer agent receives your request in good order.
•	Redemption proceeds can also be sent by wire ($15.00 fee) or electronic funds transfer to your preauthorized bank account.
•	Payment may be delayed for up to seven days on redemption requests for recent purchases made by check or electronic funds transfer to ensure that the payment has cleared.
•	The Fund can delay payment of redemption proceeds for up to seven days at any time.
•

Redemption requests sent to Wasatch Funds’ headquarters in Salt Lake City will be forwarded to the transfer agent in Milwaukee, but the effective date of the redemption will be delayed until the request is received in good order by the transfer agent.

•	Redemption requests from corporations, executors, administrators, trustees and guardians may require additional documentation and a Medallion signature guarantee.
•	If the account is worth less than the amount requested, the entire value of the account will be redeemed.
•	The Fund reserves the right to redeem in kind.
•	The Fund reserves the right to reject or delay a redemption on certain legal grounds. See “Emergency Circumstances” on page 23.
•	Redeeming shares may result in a taxable capital gain or loss.

REDEMPTION FEE

•	The Fund will deduct a fee of 2.00% from redemption proceeds on Fund shares held two months or less, except as noted below.
•	Exchanges on shares held two months or less will, subject to certain exceptions, trigger the redemption fee.
•

The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short term shareholder trading.

•	If you bought shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies.

WASATCH FUNDS — Account Policies

•	Shares transferred from one shareholder to another shareholder retain the transfer’s “age” of the shares in the hand of the transferor.
•	The redemption fee does not apply to shares acquired through reinvestment of dividends and/or capital gains.
•	The redemption fee does not apply to shares redeemed through the Systematic Withdrawal Plan.
•	The redemption fee does not apply to shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement.
•

The redemption fee does not apply to shares redeemed from a shareholder account for which the identity of the shareholder, for purposes of complying with the anti-money laundering (AML) laws, could not be determined within a reasonable time after the account was opened.

•

The redemption fee does not apply in the event of any involuntary redemption and/or exchange transactions, including, for example, those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of the Fund by the Board of Directors.

•	The redemption fee does not apply to shares redeemed through an automatic, non-discretionary rebalancing or asset allocation program.
•	The redemption fee does not apply to shares redeemed due to a disability as defined by the IRS requirements.
•	The redemption fee does not apply to shares redeemed due to death for shares transferred from a decedent’s account to a beneficiary account.
•	The redemption fee does not apply in the event of a back office correction made to an account to provide shareholder with the intended transaction.
•

The redemption fee does not apply in the event of the following transactions: a distribution taken from a defined contribution terminated employee account, a plan distribution of non-vested participant balance in a defined contribution account, a distribution taken from a defined contribution plan to provide a participant with a loan against the account, or an amount contributed to a defined contribution plan exceeding the maximum annual contribution limit.

•	The redemption fee does not apply to shares gifted from one shareholder account to another shareholder account, assuming the age of the gifted shares is greater than two months.
•

The redemption fee may be waived for omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee and certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans).

•

The redemption fee may be waived by the Fund’s officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board of Directors’ policies and procedures to prevent market timing are designed to mitigate. All waivers provided by the Fund’s officers will be disclosed to the Fund’s Board of Directors at its next regularly scheduled quarterly meeting. The Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.

•

The redemption fee assessed by certain financial intermediaries that have omnibus accounts in the Fund, including employer-sponsored retirement accounts, may be calculated using methodologies that differ from those utilized by the Fund’s transfer agent. Such differences are typically attributable to system design differences unrelated to the investment in the Fund. These system differences are not intended or expected to facilitate market timing or frequent trading.

HOW FUND SHARES ARE PRICED

•

The Fund’s share price changes daily, so the price of shares you wish to purchase or redeem will be determined the next time the Fund’s share price is calculated after the transfer agent receives your request in good order.

•

The Fund’s share price, or Net Asset Value (NAV), is calculated by dividing the value of all securities and other assets owned by the Fund, less the liabilities charged to the Fund, by the number of Fund shares outstanding.

•	The Fund’s share price is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (4:00 p.m. Eastern Time) every day the NYSE is open.
•

The Fund’s share price will not be calculated on holidays the NYSE observes, including New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NYSE holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving and Christmas.

•

The Fund’s investments are primarily valued using market quotations. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by the Advisor. Short-term securities are valued at either original cost or amortized cost, both of which approximate current market value.

•

If market quotations are not readily available for the Fund’s investments in securities such as restricted securities, private placements, securities for which trading has been halted or other illiquid securities, these investments will be valued at fair value by the Pricing Committee of the Advisor with oversight by the Board of Directors and in accordance with Board-approved Pricing Policies and Procedures.

•

The Fund’s investments will be valued at fair value by or with the oversight of the Pricing Committee if the Advisor determines that an event impacting the value of an investment occurred after the close of the security’s primary exchange or market (for example, a foreign exchange or market) and before the time the Fund’s share price is calculated. In addition, if on any business day a change in the value of the U.S. equity markets (as represented by a benchmark index approved by the Board of Directors) exceeds a certain threshold, then each foreign security held by the Fund will be fair valued by using a value determined by an independent pricing agent (based upon changes in certain markets, indexes and/or securities) rather than using the last closing price of such foreign security on its principal overseas market or exchange.

AUGUST 30, 2007

•	Despite best efforts, there is an inherent risk that the fair value of an investment may be higher or lower than the value the Fund would have received if it had sold the investment.
•

The Fund may hold portfolio securities, such as those traded on foreign exchanges, that trade on weekends or other days when the Fund’s shares are not priced. Therefore, the value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

MEDALLION SIGNATURE GUARANTEE

A Medallion signature guarantee assures that a signature is genuine. It is intended to protect shareholders and the Fund against fraudulent transactions by unauthorized persons.

Medallion signature guarantees are required by Wasatch Funds in the following cases:

•	To change your designated bank account or bank address.
•	To add bank information to an existing account.
•	To request a redemption (must be made in writing) in excess of $50,000 ($100,000 for corporate accounts).
•	To request a wire transfer of redemption proceeds to a bank account other than the bank account of record.
•	Requests for redemption proceeds to be mailed to an address other than the address of record.
•	Redemptions made within 30 days of an address change.
•	Certain transactions on accounts involving executors, administrators, trustees or guardians.
•	On the IRA Transfer Form if transferring your Wasatch Funds IRA to another fund family.
•	To change registered account holders.
•	To change name due to divorce or marriage (or you can provide a copy of the certified legal documents).
•	To add telephone privileges.

The Fund reserves the right to require a Medallion signature guarantee under other circumstances.

HOW TO OBTAIN A MEDALLION SIGNATURE GUARANTEE

Medallion signature guarantees must be obtained from a participant in a Medallion program endorsed by the Securities Transfer Association. Participants are typically commercial banks or trust companies in the United States, brokerage firms that are members of the National Association of Securities Dealers, Inc. or members of the New York Stock Exchange. Call your financial institution to see if it participates in a medallion program.

A Medallion signature guarantee may not be provided by a notary public.

AUTOMATIC INVESTMENT PLAN (AIP)

•	Online, the AIP may be referred to as a pre-authorized draft or PAD.
•	Automatic purchases of Fund shares can be made for as little as $50 per month or $100 per quarter. The Funds do not currently charge a fee for this service.
•	You may elect to have your automatic purchase made on the 5th and/or the 20th day of each month. If these dates fall on a weekend or holiday, purchases will be made on the next business day.
•	Your signed Account Privileges Change Form and an unsigned, voided check or deposit slip must be received at least 14 days prior to your first automatic purchase.
•	Your financial institution must be a member of the Automated Clearing House (ACH).
•

When your AIP has been established, the bank or financial institution you designate can begin debiting a preauthorized amount from your account on a specified date to purchase shares for your Fund account.

•	A $20 fee will be assessed if your automatic purchase cannot be made for any reason.
•	Instructions to change your AIP must be received at least five days prior to your regularly scheduled purchase.
•	If you redeem an account with an AIP to a zero balance, the plan will be discontinued.

SYSTEMATIC WITHDRAWAL PLAN (SWP)

•	You may arrange to make monthly, quarterly or annual redemptions of $50 or more. There is no charge to shareholders for using this plan.
•	Your Fund account balance must be at least $5,000 at the time you begin participation in the plan.
•

You may choose either the 5th and/or the 20th of the month to have systematic withdrawals distributed to you. If the day falls on a weekend or legal holiday, the distribution will be made on the next business day.

•	You may terminate the SWP at any time without charge or penalty.
•	The Fund may terminate or modify the plan after 60 days’ written notice to shareholders.
•	The redemption fee does not apply to shares redeemed through the plan.
•	If your balance is below the systematic withdrawal amount, the entire balance will be distributed and the plan will be discontinued.

EXCHANGING SHARES

•	Fund shares may be exchanged for shares of other Wasatch Funds on days the New York Stock Exchange (NYSE) is open for business.
•

Fund shares may be exchanged for Money Market Fund shares on days the NYSE is open for business, unless it is a bank holiday. Requests made on bank holidays will be processed the following business day. This applies to the Fund being redeemed and the Fund being purchased. Bank holidays include Columbus Day and Veteran’s Day. Bank holiday schedules are subject to change without notice.

•	The price of shares being exchanged will be determined the next time the Fund’s share price is calculated after the transfer agent has received your exchange request in good order.
•	Excessive exchanges may result in the termination of a shareholder’s exchange privileges. For more information please see “Policies to Prevent Market Timing” on page 18.
•	Exchanges for shares in Funds closed to new investors may only be made by shareholders with existing accounts in those Funds.

WASATCH FUNDS — Account Policies

•	Exchanges may not be made for shares of Funds closed to new investors and existing shareholders.
•	You may open a new account or purchase additional shares by exchanging shares from an existing Fund account.
•	New accounts opened by exchange will have the same registration as existing accounts and are subject to the minimum initial investment requirements.
•	Additional exchanges may be made for $500 or more.
•

Additional documentation and a Medallion signature guarantee may be required for exchange requests from existing accounts if shares are registered in the name of a corporation, partnership or fiduciary.

•

To add telephone exchange privileges to an existing corporate account, complete and return the Redemption and Exchange Privileges Form. The Form can be obtained from the web site or by calling a shareholder services representative.

•	Exchanges on shares held two months or less will trigger the redemption fee, subject to certain exceptions noted above.
•	New accounts automatically have the telephone exchange privilege, unless it is specifically declined.
•	The Fund does not accept exchange requests made via fax.
•	Exchange requests may be subject to other limitations, including those relating to frequency, that Wasatch Funds may establish to ensure that exchanges do not disadvantage shareholders or the Fund.
•	Exchanging shares may result in a taxable capital gain or loss.
•	The Advisor reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.

EXCHANGES BETWEEN WASATCH FUNDS AND THE NORTHERN U.S. GOVERNMENT MONEY MARKET FUND

•	You may exchange all or a portion of your investment from the Money Market Fund to Wasatch Funds, or from Wasatch Funds to the Money Market Fund.
•	Exchanges are subject to the minimum purchase and redemption amounts set forth in this prospectus unless otherwise noted on the application.
•	Shareholders may not exchange Money Market Fund shares to purchase shares of Funds that are closed to new and existing investors.
•	The automatic exchange plan allows you to make automatic monthly investments in Wasatch Funds by exchanging shares from your Money Market Fund account. There is no fee for this service.
•	Any changes to the automatic exchange plan must be made 10 business days prior to the transaction.
•

Exchange requests will be effective the day the transfer agent receives them in good order by 4:00 p.m. Eastern Time, or market close on days the Funds’ shares are priced, unless it is a bank holiday. Requests made on bank holidays will be processed the following business day. This applies to the Fund being redeemed and the Fund being purchased. Bank holidays include Columbus Day and Veteran’s Day. Bank holiday schedules are subject to change without notice.

•	You will begin accruing income from the Money Market Fund the first business day following the exchange provided it is not a bank holiday.
•	Dividends earned in the Money Market Fund are payable at the time of full liquidation or at the end of the month if a balance remains in the account.

PROCEDURE FOR CLOSING OR REOPENING FUNDS

Fund closings or reopenings will be posted on Wasatch Funds’ web site at www.wasatchfunds.com. The Advisor will make every effort to post information related to fund closings at least two weeks prior to the effective date of the closing. You can also request information about the Fund’s open or closed status by calling a shareholder services representative.

Each change in the Fund’s status will be filed electronically with the SEC. Please see page 32 for more information about how to view or obtain copies of documents filed with the SEC.

ELIGIBLE INVESTMENTS INTO CLOSED FUNDS

Information about eligible purchases in closed Funds can be found in the SAI or by calling a shareholder services representative.

PURCHASING SHARES THROUGH THIRD PARTIES SUCH AS BROKERS OR BANKS

•	You may buy or sell shares of the Fund through banks or investment professionals, including brokers who may charge you a transaction fee for this service.
•	Certain features offered by the Fund, such as Premier Services, minimum initial investment or subsequent investment amounts, may be modified or may not be available through other institutions.
•	Once you have established an account through an institution or investment professional, any subsequent transactions for or questions about that account must be made through them.
•

The Fund and/or the Advisor may enter into agreements with various brokerage or other firms pursuant to which such firms may accept orders on behalf of the Fund and provide administrative services with respect to customers who are beneficial owners of shares of the Fund. The Fund and/or the Advisor may compensate such firms in amounts based on assets of customers invested in the Fund.

•

If one mutual fund sponsor provides greater financial assistance than another, your financial advisor may have an incentive to recommend one mutual fund complex over another. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund and/or the Advisor and by sponsors of other mutual funds he or she may recommend to you. You should also review disclosures made by your financial advisor at the time of purchase.

SHAREHOLDER REPORTS

We mail annual and semi-annual reports and prospectuses unless you elect to receive them via e-mail by filling out the consent form on our web site.

AUGUST 30, 2007

Annual reports are dated September 30, the close of the Fund’s fiscal year, and contain important information about the Fund, including the market conditions and investment strategies that affected performance during the period, portfolio holdings and audited financial statements. Semi-annual reports are dated March 31 and contain information about the Fund’s performance and portfolio holdings as well as unaudited financial statements.

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Shareholder Services at 800.551.1700. We will begin sending you individual copies 30 days after receiving your request.

Additional copies of shareholder reports are available by downloading them from our web site or calling a shareholder services representative.

ACCOUNT STATEMENTS

Account statements will be mailed quarterly. You may receive quarterly statements via e-mail if you consent to Electronic Document Delivery on our web site. The Funds will send you a confirmation statement after every transaction that affects your account balance or your account registration. If you invest through the automatic investment plan, you will receive confirmation of your purchases quarterly.

We may consolidate statements for accounts with the same address and social security number. If you would like to receive individual account statements, please call or write to Wasatch Funds. We will begin sending you individual account statements 30 days after receiving your request.

ESTABLISHING A HOUSEHOLD RELATIONSHIP

You may also establish a Household Relationship for your current accounts or add accounts to your existing relationship by completing the Household Relationship Form. Our householding service combines all of your account statements and confirmations into a single envelope. It also combines financial reports and prospectuses for everyone in your “household” into one mailing. Establishing a Household Relationship will not affect the ownership status of the accounts in your Household Relationship. All accounts added to a Household Relationship must have the same address. The following types of accounts are ineligible for inclusion in a Household Relationship: Corporate, Fiduciary, Estate, Investment Club, Club, Lodge and Association.

If you would like to receive individual account statements, please call or write to Wasatch Funds. We will begin sending you individual account statements 30 days after receiving your request.

VERIFICATION OF ACCOUNT STATEMENTS

You must contact Wasatch Funds in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within 60 days after the confirmation statement date.

INVOLUNTARY REDEMPTION

The Fund reserves the right to redeem the shares held in any account if the account balance falls below $500 unless the account is an automatic investment plan. Your account will not be closed if the drop is due to share price fluctuations. Shareholders will be given at least 60 days’ written notice before involuntary redemptions are made. Shareholders can prevent involuntary redemptions by restoring the account to the minimum investment amount during the 60 days, provided that the Fund is not closed to existing investors.

EMERGENCY CIRCUMSTANCES

The Fund or its agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. It may be difficult to reach the Funds by telephone during periods of substantial economic or market change or in emergency situations. Under these circumstances, you may wish to consider purchasing, redeeming or exchanging shares by mail, overnight express delivery or online. The Fund can suspend redemptions and/or delay payments of redemption proceeds when the NYSE is closed due to financial conditions or during emergency circumstances, as determined by the Securities and Exchange Commission (SEC).

RESPONSIBILITY FOR FRAUD

The Fund and its agents will not be responsible for any losses resulting from unauthorized transactions provided reasonable procedures to prevent fraudulent transactions have been followed. Procedures to reasonably assure that instructions are genuine include requesting verification of various pieces of personal and account information, recording telephone transactions, confirming transactions in writing or online and restricting transmittal of redemption proceeds to preauthorized destinations.

INSUFFICIENT FUNDS POLICY

The Fund reserves the right to cancel a purchase if a check or electronic funds transfer does not clear your bank. The Fund will charge your account a $20 fee and you will be responsible for any losses or fees imposed by your bank and any losses that may be incurred by the Fund as a result of the canceled purchase. If you are already a shareholder in the Fund, the Fund may redeem shares in your account(s) to cover losses due to fluctuations in share price.

THIRD PARTY CHECKS

To guard against check fraud, the Funds will not accept checks made payable to third parties.

CHANGES TO BANK INFORMATION

Requests to change the bank information on your account must be made in writing, signed by all account holders and accompanied by a Medallion signature guarantee.

WASATCH FUNDS — Account Policies	AUGUST 30, 2007

REGISTRATION CHANGES

To change the name on an account, the shares are generally transferred to a new account. Legal documentation and a Medallion signature guarantee is required.

ADDRESS CHANGES

To change the address on your account, visit our web site, call a shareholder services representative or send a written request signed by all account owners. Include the name of your Fund(s), the account number(s), the name(s) on the account and both the old and new addresses. Certain options, including redemptions, may be suspended for 30 days following an address change unless a Medallion signature guarantee is provided.

PORTFOLIO SECURITIES DISCLOSURE

The Fund’s portfolio securities disclosure policy is described in the Statement of Additional Information (SAI).

WASATCH FUNDS — Dividends, Capital Gain Distributions and Taxes	AUGUST 30, 2007

In addition to any increase in the value of shares which the Fund may achieve, you may receive dividends and capital gain distributions from the Fund.

DIVIDENDS

Dividends from stocks and interest earned from other investments are the Fund’s main sources of investment income. For the Fund it is intended that substantially all of the Fund’s net investment income, if any, will be distributed at least annually as dividends to shareholders. As noted below, the Fund expects that, as a result of its objectives and strategies, distributions (if any) will consist primarily of capital gains.

CAPITAL GAINS

When the Fund sells portfolio securities it may realize a capital gain or loss, depending on whether the security is sold for more or less than its adjusted cost basis. Net realized capital gains, if any, will be distributed at least annually.

BUYING A DIVIDEND

Purchasing shares of the Fund shortly before it makes dividends or capital gain distributions will have the effect of reducing the share price by the amount of the distribution. This is sometimes referred to as “buying a dividend” because, although the distribution is in effect a return of a portion of the purchase price, it is taxable.

Unless you are investing in a tax-deferred account like an IRA or Education Savings Account, you may want to consider waiting to invest until after a Fund makes a distribution.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Dividends and capital gain distributions made by the Fund are automatically applied to purchase additional shares of the Fund at the share price on the payable date unless you elect to have distributions paid to you in cash. You may change whether distributions are reinvested or paid in cash at any time by writing to the transfer agent. Changes will be effective for distributions with a record date on or after the date the transfer agent receives your request.

TAXES

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service (IRS) could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be invested in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

The Fund intends to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes. Dividends paid from the Fund’s net investment income and net short-term capital gains generally will be taxable as ordinary income, whether paid in cash or reinvested as additional shares. It is possible that a portion of the dividends paid from the net investment income of the Fund will constitute “qualified dividends” eligible for the maximum federal income tax rate of 15% for taxable years beginning before January 1, 2011. The Fund will inform its shareholders of the portion of its dividends (if any) that constitutes “qualified dividends.”

Distributions paid from the Fund’s long-term capital gains and designated as capital gain distributions generally are taxable as long-term capital gains, regardless of the length of time you held your shares. The Fund, expects that, as a result of its objectives and strategies, distributions (if any) will consist primarily of capital gains.

The tax status of your distributions from your Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Gain or loss upon the sale of shares of the Fund generally will be treated as a capital gain or loss, provided that (as is usually the case) the shares represented a capital asset in the hands of the shareholder. The gain or loss will be considered long-term if the shareholder has held the shares for more than one year. The gain or loss on shares held for one year or less will be considered short-term and taxed at the same rates as ordinary income. If you receive a capital gain dividend from your Fund and sell your shares at a loss after holding them for six months or less, the loss will be recharacterized as a long-term capital loss to the extent of the capital gain dividend received.

The Fund is required to withhold and remit to the U.S. Treasury a percentage of dividend payments, capital gain distributions, and redemption proceeds at a rate set forth in applicable IRS Rules and Regulations for certain shareholders who have not certified that the social security number or taxpayer identification number they have supplied is correct and that they are not subject to backup withholding because of previous underreporting to the IRS. This backup withholding requirement generally does not apply to shareholders that are corporations or certain tax-exempt organizations.

To the extent the Fund invests in foreign securities, it may be required to pay withholding and other taxes imposed by foreign countries. If the Fund has more than 50% of its total assets invested in securities of foreign corporations at the

WASATCH FUNDS — Dividends, Capital Gain Distributions and Taxes	AUGUST 30, 2007

end of its taxable year, it may make an election that will result in the dividends taxed to you including your share of taxes paid to other countries and that may permit you either to claim a foreign tax credit with respect to foreign taxes paid by the Fund or to deduct those amounts as an itemized deduction on your tax return. If the Fund makes this election, you will be notified and provided with sufficient information to calculate your foreign tax credit or the amount you may deduct as foreign taxes paid.

If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund designates as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a foreign investor from the Fund that are properly designated by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. In the case of dividends with respect to taxable years of the Fund beginning prior to 2008, distributions from the Fund that are properly designated by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met.

WHEN YOU WILL RECEIVE TAX INFORMATION

After the end of each calendar year, you will be sent information on redemptions, dividends and long-term capital gain distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion (if any) taxable as “qualified dividends,” and the portion taxable as long-term capital gains.

Account tax information will also be sent to the IRS.

WASATCH FUNDS — Financial Highlights	AUGUST 30, 2007

The Heritage Value Fund commenced operations on August 30, 2007, therefore no financial highlights are shown for the Fund.

WASATCH FUNDS — Guide to Understanding Fund Performance	AUGUST 30, 2007

As a mutual fund investor you will frequently see terms that are used to describe fund performance. In addition, many discussions are based on comparisons of one fund’s performance to that of other mutual funds or recognized stock or bond market indexes. These discussions may appear in reports to shareholders, newsletters, advertisements and media articles. This section is designed to help you understand common terms and familiarize you with indexes that may be used to compare the Fund’s performance.

Performance quotations represent the Fund’s past performance and are not indicative of future results. The investment return and principal value of an investment in the Fund will fluctuate so an investor’s shares, when redeemed, may be worth more or less than their original cost.

Cumulative Total Return represents the actual rate of return on an investment for a specified period. Cumulative total return is generally quoted for more than one year (usually the life of the Fund). A cumulative total return does not show interim fluctuations in the value of an investment and assumes reinvestment of all dividends and distributions.

Average Annual Total Return reflects the average annual percentage change in the value of an investment in the Fund over a specified period. It is calculated by taking the cumulative total return for the stated period and determining what constant annual return would have produced the same cumulative return. Average annual returns for more than one year tend to smooth out variations in the Fund’s return and are not the same as actual annual results.

Yield shows the rate of income the Fund earns on its investments as a percentage of the Fund’s share price. It is calculated by dividing the Fund’s net investment income for a 30-day period by the average number of shares entitled to receive dividends and dividing the result by the Fund’s share price at the end of the 30-day period. Yield does not include changes in share price.

Yields are calculated according to standardized SEC formulas and may not equal the income on an investor’s account. Yield is usually quoted on an annualized basis. An annualized yield represents the amount you would earn if you remained in the Fund for a year and that Fund continued to have the same yield for the entire year.

Russell 1000 Value Index is an unmanaged index of common stocks that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

WASATCH FUNDS — Glossary of Investing Terms	AUGUST 30, 2007

This glossary provides definitions of terms as they pertain to investments made by the Fund.

Bonds are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value) at a specified maturity and to make scheduled interest payments.

Business Cycle is a term commonly used to describe fluctuations in total economic activity. It refers to the period of time it takes the economy to shift from a peak in business activity to a trough and back to a peak. (In other words, it refers to the start of a recession through recovery and expansion and back to recession.) The average post-war business cycle (measured from the end of one recession to the start of the next recession) has been about 48 months, ranging from 12 to 94 months. Interest rates generally follow this cycle, being at relatively high levels near the beginning of a recession and falling during the recession and the early part of the business recovery. Generally, interest rates begin to rise toward the end of a business expansion, again peaking near the start of the next recession.

Certificates of Deposit are issued by a bank and usually pay interest. Maturities range from a few weeks to several years. Interest rates are set by competitive forces in the marketplace.

Commercial Paper is a short-term debt obligation with a maturity ranging from 2 to 270 days and is issued by banks, corporations and other borrowers to investors with temporarily idle cash. The Fund may purchase commercial paper issued under Section 4(2) of the Securities Act of 1933.

Common Stock represents units of ownership (shares) in a public corporation. Owners of shares of common stock usually have the right to vote on the selection of directors and other important matters as well as to receive dividends on their holdings.

Convertible Securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio within a specified period of time. By investing in convertible securities, a fund seeks the opportunity, through the conversion feature, to participate in a portion of the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

Depositary Receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

Derivatives are financial instruments whose value is based on another security. For example, an option is a derivative instrument because its value derives from an underlying stock, stock index or future.

Early Stage Companies are in the developmental stage, have a limited operating history, and are focused on building their businesses. An early stage company may not be currently profitable and may be pursuing financing, technology development, additional management team members and appropriate facilities.

Earnings Growth is a measure of a company’s profitability. Earnings per share is the portion of the company’s profits allocated to each outstanding share of common stock. Over the long term, earnings growth is an important factor in stock price appreciation.

Effective Duration estimates the interest rate risk (price volatility) of a security, i.e., how much the value of the security is expected to change with a given change in interest rates. The longer a security’s effective duration, the more sensitive its price is to changes in interest rates.

Equity Securities include common stocks, preferred stocks, warrants, convertible securities, depositary receipts and real estate investment trusts.

Eurodollars are U.S. currency held in banks outside the United States, mainly in Europe, and are commonly used for settling international transactions. Some securities are issued in Eurodollars — that is, with a promise to pay interest in dollars deposited in foreign bank accounts.

Exchange traded funds are investment companies the shares of which are bought and sold on a securities exchange. Shares of ETFs are redeemable only in larger aggregations of a specified number of shares and generally or an in-kind basis. When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. The risk of owning an ETF generally reflects the risks of the underlying securities that the ETF is designed to track. Lack of liquidity in an ETF could result in the ETF being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

Fixed Income Securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

Forward Contract is the purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other financial instrument at the current or cash price, with delivery and settlement at a specified future date. Because it is a completed contract — as opposed to an options contract, where the owner has the choice of completing or not completing — a forward contract can be a cover for the sale of a futures contract.

Futures Contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date. The price is established between buyer and seller on the floor of a commodity exchange using the open outcry system. A futures contract obligates the buyer to purchase the underlying commodity and the seller to sell it, unless the contract is sold to another before the settlement date, which may happen if a trader wants to take a profit or cut a loss. This contrasts with

WASATCH FUNDS — Glossary of Investing Terms

options trading, in which the option buyer may choose whether or not to exercise the option by the exercise date.

Hedge/Hedging are techniques used to offset investment risk. Hedging strategies include using futures contracts, put and call options, forward contracts, currency hedging and short selling.

Illiquid Securities. Under SEC rules, an investment in a security is generally deemed to be “illiquid” if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which such security is valued by the Funds.

Initial Public Offering (IPO) is the first time a corporation offers its stock for sale to the public.

Investment Grade Debt Securities are corporate bonds rated within the four highest categories by Moody’s Investors Service, Inc., Standard & Poor’s Rating Service, or other nationally recognized rating agencies. They may also be unrated corporate bonds that are comparable in quality to investment grade debt securities. Corporate bonds rated in the lowest of the top four rating categories, though considered investment grade, are deemed to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a lower rated security’s weakened capacity to make principal and interest payments.

Leveraging is the practice of borrowing to purchase securities.

Liquidity means that a particular stock has enough shares outstanding to allow large transactions without a substantial drop in price. Large company stocks typically have more liquidity than small company stocks.

Market Capitalization is used to measure the size and value of a company. It is calculated by multiplying the number of a company’s outstanding shares by the current market price of a share.

Master Demand Notes are demand instruments without a fixed maturity that bear interest at rates which are fixed to known lending rates and are automatically adjusted when such lending rates change.

Money Market Instruments are short-term debt instruments such as negotiable certificates of deposit (CDs), Eurodollars, commercial paper, banker’s acceptances, Treasury bills, and discount notes of the Federal Home Loan Bank, Federal National Mortgage Association, and Federal Farm Credit System, among others. These instruments have low risk and liquidity in common.

Non-Investment Grade Debt Securities are corporate bonds rated “Ba” or lower by Moody’s Investors Service, Inc., “BB” or lower by Standard & Poor’s Rating Service, or are comparably rated by other nationally recognized rating agencies. These lower rated corporate bonds are also known as high yield or junk bonds. As investments, they are considered to be speculative in varying degrees and carry significant risk as to the issuer’s ability to pay interest and repay principal.

Options. In general, an option is the right to buy or sell a security at an agreed upon price. If the right is not exercised within a specified time period, the option expires and the buyer forfeits the premium paid for the right. There are two types of options commonly used by investors. A call option gives a buyer the right to buy shares of an underlying security at a fixed price before a specified date. The option buyer pays the option seller a premium for this right. The option buyer speculates that the underlying securities will increase in value within the specified time period. If the securities decrease in value and the buyer allows the call option to expire, the buyer forfeits the premium. A put option is the opposite of a call option. By paying a premium, a put option buyer acquires the right to sell a specified number of shares of an underlying security at a specified price within a specified time period. The put option buyer speculates that the price of the underlying security will fall. If the price of the security rises, the put option buyer allows the option to expire and forfeits the premium. Options traders can write covered options which means they own the underlying security, or more risky uncovered (naked) options which means they do not own the underlying security.

Preferred Stock generally pays dividends at a specified rate and takes precedence over common stock in the payment of dividends and in the event a company must liquidate its assets. Preferred stock generally does not carry voting rights.

Price-to-Book Ratio is the price of a stock divided by a company’s book value, which is the value of assets carried on the company’s balance sheet. Book value can be used to help determine if a company’s stock is undervalued. It is also an indication of the ultimate value of the stock if the company were to liquidate its assets.

Price-to-Earnings Ratio (P/E) is the price of a stock divided by its earnings per share. The P/E ratio may either use the reported earnings from the latest year (trailing P/E) or may use an analyst’s forecast of next year’s earnings (forward P/E). The price-to-earnings ratio, also known as the multiple, gives investors an idea of how much they are paying for a company’s earning power. The higher the P/E, the more investors pay, and therefore the more earnings growth they expect.

Price-to-Sales Ratio (PSR) is the price of a stock divided by its sales per share. The PSR gives investors an idea of what they are paying for a company’s sales. This metric is most useful when comparing companies within a particular industry.

Private Placement is the sale of stocks, bonds or other investments directly to an institutional investor like a mutual fund or an insurance company. Unlike a public offering, a private placement does not have to be registered with the Securities and Exchange Commission if the securities are purchased for investment rather than for resale.

Repurchase Agreements involve the purchase of a security with the condition that after a stated period of time the original seller (a member bank of the Federal Reserve System or a recognized securities dealer) will buy back the same security at a predetermined price or yield.

Short selling involves the sale of a security not owned by the seller. It is an attempt to take advantage of an anticipated decline in the security’s price. Once a security is sold short, the seller has the obligation to replace the borrowed security. A profit results if the seller can replace the stock later at a lower price. The seller experiences a loss if the stock must be replaced at a higher price.

AUGUST 30, 2007

Selling short against the box is when the stock being sold short is actually owned rather than borrowed by the seller but is held in safekeeping (the box).

U.S. Government Securities include U.S. Treasury securities which are direct obligations of the U.S. government and are supported by its full faith and credit. U.S. government securities also include indirect obligations of the U.S. government such as securities issued by federal agencies and government-sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and others are supported only by the credit of the sponsoring agency.

U.S. Treasury Securities are direct obligations of the United States Treasury such as bonds, notes and bills. Treasury bills are issued on a discount rate basis and generally have maturities of one year or less. Longer-dated Treasury securities such as notes and bonds are issued with interest paid semi-annually to holders. Notes are generally issued with maturities of 10 years down to one year. Bonds are generally issued with maturities of longer than 10 years. Long term U.S. Treasury bonds are considered to be those with maturities of longer than 20 years.

U.S. Treasury Strips, or zero coupon Treasury securities are debt obligations which do not entitle the holder to periodic interest payments prior to maturity and are traded at a discount from their face amounts. The discount of U.S. Treasury Strips varies primarily depending on the time remaining until maturity and prevailing levels of interest rates. Strips can be sold prior to their due date in the secondary market at the then-prevailing market value. The market prices of Strips are generally more volatile than the market prices of securities of comparable quality and similar maturity that pay interest periodically. Strips may respond to a greater degree to fluctuations in interest rates than do non-zero coupon securities.

Warrants are securities, typically issued with preferred stocks or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

WASATCH FUNDS — Other Important Information	AUGUST 30, 2007

GENERAL

If you have any questions about Wasatch Funds or would like more information, please contact Wasatch as noted below. You may obtain a free copy of the Fund’s Statement of Additional Information (SAI), annual or semi-annual reports, or quarter-end portfolio holdings on the Fund’s web site at www.wasatchfunds.com or by contacting Wasatch at the telephone number or address noted below.

The SAI provides more details about the Fund and its policies. The SAI is incorporated into the prospectus by reference and is, therefore, legally part of this prospectus.

Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. The reports will contain discussions of the market conditions and investment strategies that significantly affected the Fund’s performance for the most recent six- and 12-month periods.

ONLINE

www.wasatchfunds.com

or via e-mail at

shareholderservice@wasatchfunds.com

TELEPHONE

800.551.1700

Shareholder services representatives are available Monday through Friday 7:00 a.m. to 7:00 p.m. Central Time.

MAIL

Wasatch Funds

P.O. Box 2172

Milwaukee, WI 53201-2172

CONTACT THE SEC

You can go to the SEC’s web site (http://www.sec.gov) to view these and other documents that Wasatch Funds has filed electronically with the SEC.

Copies of this information also may be obtained for the cost of duplicating by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

Information about the Funds can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Call the Commission at 202.551.8090 for information.

Investment Company Act File Number: 811-4920

WASATCH FUNDS — Privacy Policy (Not part of the Prospectus)	AUGUST 30, 2007

The personal information we collect or disclose is handled with the utmost respect for your privacy and is motivated by our desire to serve you better.

•	We will not disclose your personal information to anyone unless it is necessary to provide you with our services, at your direction, or required by law.
•	We do not allow individuals or companies that provide services to Wasatch Funds to use your personal information for their own marketing purposes.
•	We maintain contracts with individuals or companies providing services to Wasatch Funds’ shareholders that require them to protect the confidentiality of your personal information.
•	We afford the same protection of personal information to prospective and former shareholders that we do to current shareholders.
•	We consider all the information we have about you to be confidential, including the fact that you are a Wasatch Funds shareholder (unless you tell us otherwise).
•	We restrict access to your personal information to employees who service your accounts.
•	We maintain physical, electronic and procedural safeguards that comply with federal standards for maintaining the confidentiality of your information.

INFORMATION WE MAY COLLECT

Most of the personal information we collect comes directly from you. The ways we gather it may include:

•	Account applications. When you open an account the information we collect may include your name, address, phone number, e-mail address and social security number.
•	Transactions. To manage your account and provide information to you such as account statements, we maintain current and historical records of each of your transactions and accounts with Wasatch Funds.
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Web site. We collect some information on our web site through the use of “cookies.” For example, we may identify the web pages your browser requests or visits. On the web site, we can only identify you if you choose to identify yourself, for example, if you open an account or make transactions online. For more information please read our online privacy policy at www.wasatchfunds.com.

INFORMATION WE MAY DISCLOSE

We disclose information about current and former shareholders to parties outside of Wasatch for the following purposes:

•	To service your account and process your transactions. For example, the transfer agent collects and stores account and transaction data.
•	To do as you request. For example, you may direct us to send your statements and confirmations to a third party.
•	To print and mail materials to you. Companies that provide printing and mailing services are prohibited from using your information in any way other than the purpose for which it was provided.
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To comply with laws or regulations. We may disclose or report personal information as required by law, for example, to respond to a subpoena, court order or regulatory demand made by the proper authorities.

•	To the extent permitted by law. For example, the law permits us to respond to a request for information from a consumer reporting agency.

WWW.WASATCHFUNDS.COM

800.551.1700